EXHIBIT 10.8
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                                 LOAN AGREEMENT


           This LOAN AGREEMENT, dated as of June 4, 2002, is made by and between LocatePLUS Holdings Corporation, a Delaware corporation which has a place of business at 100 Cummings Center, Beverly, Massachusetts 01915 (the "Borrower"), Mr. Jon Latorella, a Massachusetts resident ("Mr. Latorella"), and Gemstone Investment Company, Inc., with a principal place of business at 320 Main Street, Worcester, Massachusetts 01608 (the "Lender"). The Borrower, Mr. Latorella, and the Lender are referred to collectively as the "parties".

                          W I T N E S S E T H T H A T :

           IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE ACKNOWLEDGED BY EACH OF THE PARTIES, THE PARTIES HAVE AGREED AS FOLLOWS:

SECTION 1. FINANCING ARRANGEMENT.

           1.1 LOAN TRANSACTION. In consideration for a wire transfer of US$750,000.00 to be made upon the execution of this Agreement by all parties (the "Loan"), Borrower agrees to execute a US$750,000 promissory note substantially in the form attached hereto as EXHIBIT A (the "Note").

           1.2 USE OF PROCEEDS. The proceeds to the Loan shall be used to acquire data and for general working capital. Mr. Latorella represents and warrants that he holds the majority of the issued voting securities of the Borrower.

           1.3 SECURITY. Prompt repayment of the Loan shall be secured pursuant to (I) the terms of a Security Agreement, substantially in the form attached hereto as EXHIBIT B (the "Security Agreement"), and (II) a pledge by Mr. Latorella of 5,000,000 shares of Class A Voting Common Stock of the Borrower pursuant to a pledge agreement substantially in the form attached hereto as EXHIBIT C (the "Pledge Agreement"), and (III) a mortgage on real property owned by Mr. Latorella, substantially in the form attached hereto as EXHIBIT D (the "Mortgage"). Each of the Security Agreement, the Pledge Agreement and the Mortgage shall be executed prior to the advancement of the Loan. The property subject to the Security Agreement, Pledge Agreement and Mortgage is referred to in this Agreement as the "Collateral".

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS.

           2.1 INFORMATION TO BE FURNISHED. The Borrower covenants and agrees that, so long as any obligation under or with respect to this Agreement, the Note or the Loan is outstanding, the Borrower shall permit the Lender's representatives to visit and inspect any of its properties, to examine and make extracts from its financial records, and to discuss its affairs, finances and accounts, all at such reasonable times and as often as the Lender may reasonably request.

           2.2 NOTICE OF DEFAULT. The Borrower and Mr. Latorella each covenant and agree to notify the Lender promptly if any event occurs or condition exists which constitutes, or which after notice or lapse of time, or both, would constitute an "Event of Default", as defined in Section 3, below.

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SECTION 3. EVENTS OF DEFAULT.

           3.1 REMEDIES. Upon the occurrence of any one of the following (each, an "Event of Default"):

                     (A) any default by the Borrower in the payment when due and payable of any principal of or interest on the Note or any part thereof;

                     (B) any default in the performance or observance by the Borrower of any terms, conditions or agreements contained herein and continuance thereof unremedied for thirty days after notice of such default has been received by the Borrower from any source (or if such default can not be remedied within thirty days, if action satisfactory to the Lender is not taken with respect thereto within thirty days);

                     (C) the institution of bankruptcy, reorganization, arrangement, liquidation, receivership, moratorium or similar proceedings by or against the Borrower or Mr. Latorella, and if instituted against the Borrower or Mr. Latorella, as applicable, its or his consent thereto or the pendency thereof for sixty days;

                     (D) any statement or other information furnished by the Borrower to Lender under or in connection with this Agreement shall prove to be false or misleading in any material respect as of the time made or furnished; or

                     (E) loss, theft, damage or destruction of any substantial portion of any collateral for the obligations of the Borrower or Mr. Latorella or the making of any levy, seizure, or attachment of the Collateral by any third party,

THEN, or at any time thereafter while such Event of Default is continuing, Lender may, at Lender's option, proceed to do any one or more of the following:

                     (I) to declare the Note and all other indebtedness of the Borrower to the Lender to be forthwith due and payable, whereupon the same shall become forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived;

                     (II) exercise any of the rights and remedies granted or available to it, whether provided under this Agreement, under the Note or otherwise, including any rights Lender may have as a secured party; and

                     (III) proceed to protect and enforce Lender's rights by an action at law, suit in equity or other appropriate proceeding, whether for specific performance of or for an injunction against a violation of any covenant contained herein or in the Note.

           3.2 REMEDIES OF DEFAULTS. If Borrower or Mr. Latorella, as applicable, shall remedy all Events of Default prior to the Lender's full recovery of all indebtedness due to under the Note then, to the extent that the Borrower' obligations hereunder shall not then have been fully discharged and satisfied, the Lender, at its sole discretion, may rescind any acceleration of the maturity of any indebtedness then due to the Lender hereunder or any other action which it may have taken, and the Borrower shall in such event be deemed reinstated with respect to such remaining obligations as if no Event of Default had occurred.

           3.3 PAYMENT OF COSTS OF COLLECTION. In the case of a default in the payment of any principal of or interest on the Note, the Borrower will pay to Lender such further amount as shall

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be sufficient to cover the cost of expenses of collection, including but not limited to reasonable attorneys' fees and cost.

           3.4 REMEDIES CUMULATIVE. No right, power or remedy conferred upon the Lender hereby or by the Note shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

SECTION 4. GENERAL.

           4.1 NO WAIVER BY IMPLICATION. No failure or delay on the part of the Lender in exercising any right hereunder shall operate as a waiver thereof or of any other right, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or of any other right or remedy.

           4.2 WHEN WAIVER EFFECTIVE. No modification or waiver of any provision of this Agreement or of the Note and no consent to departure by the Borrower or Mr. Latorella therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or Mr. Latorella in any case shall entitle the Borrower or Mr. Latorella to any other or further notice or demand in similar or other circumstances or constitute a waiver of any right of the Lender to take action without notice or demand.

           4.3 NOTICE. All notices and other communications to any party pursuant to this Agreement shall be in writing and shall be deemed to have been given when delivered in hand or three business days after being properly deposited in the mails, first class postage prepaid, addressed to such party at its address given at the beginning of this Agreement or at any such other address as may be specified in writing by the party to whom such notice is given, or one business day after dispatch of a telegram, telex or telefax, addressed to such party as provided above or at such other address of the recipient as is appropriate for the means of communication involved.

           4.4 WAIVERS AND ASSENTS. The Borrower and Mr. Latorella waive notice of acceptance of this Agreement, notice of loans made, credit extended, and all other actions taken in reliance hereon. With respect to both obligations and collateral, the Borrower and Mr. Latorella assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. No waiver shall be valid unless in writing and signed by the parties and then only to the extent set forth in such writing. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER AND MR. LATORELLA WAIVES ITS AND HIS RIGHTS TO TRIAL BY JURY WITH RESPECT TO THIS AGREEMENT AND ALL RIGHTS TO REQUIRE THE LENDER TO ELECT AMONG ANY OF LENDER'S REMEDIES WITH RESPECT TO THIS AGREEMENT OR ANY COLLATERAL.

           4.5 SEALED INSTRUMENT; SUCCESSORS AND ASSIGNS. This Agreement, intended to take effect as a sealed instrument, shall be binding upon and inure to the benefit of the Lender and the Borrower and his respective successors and assigns, except that the Borrower and Mr. Latorella may not assign or transfer its and his rights hereunder.

           4.6 GOVERNING LAW. This Agreement and the Note shall be deemed to be contracts under the laws of the Commonwealth of Massachusetts. The Borrower and Mr. Latorella each

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hereby submit to the jurisdiction of the courts of the Commonwealth of
Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of the Borrower's or Mr. Latorella's obligations under or with respect to this Agreement, expressly waive any and all objections it or he may have as to venue in any of such courts, and agree that service of process may be made by mailing a copy of the summons to the Borrower and Mr. Latorella at its or his address set forth above.

           4.7 PROVISIONS SEVERABLE. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. The provisions of this Agreement are severable, however, and if any of these provisions shall be held by any court of competent jurisdiction to be unenforceable, such holding shall not affect or impair any other provision hereof, or, to the extent not invalidated, the effect of said unenforceable provisions in other jurisdictions.

           4.8 RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies set forth herein are cumulative and not exclusive of any other right which this or any subsequent holder or holders of the Note would otherwise have.

           4.9 CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

           4.10 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which when so executed and delivered shall be deemed an original but all of which together shall constitute but one Agreement, and it shall not be necessary to produce or account for more than one such counterpart.



                            [SIGNATURE PAGE FOLLOWS]


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                                                   LOAN AGREEMENT SIGNATURE PAGE

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


                                             BORROWER:

                                       LOCATEPLUS HOLDINGS CORPORATION


                                       ---------------------------
                                       By: Jon R. Latorella, President


                                       LATORELLA:


                                       ---------------------------
                                       Jon R. Latorella, individually



      LENDER:

GEMSTONE INVESTMENT COMPANY, INC.


By: _________________________

Its: _________________________





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